Hartford Life Insurance Company Separate Account VL I:

333-50280                       Stag Accumulator Variable Universal Life (Series I and I.5)

333-94617                       Stag Protector Variable Universal Life (Series I and I.5)

333-07465                       Stag Variable Life Artisan

333-110550                     Hartford Quantum Life

Hartford Life and Annuity Insurance Company Separate Account VL I:

333-82866                       Stag Wall Street Variable Universal Life (Series I)

333-93319                       Stag Accumulator Variable Universal Life (Series I.5)

333-83057                       Stag Protector Variable Universal Life (Series I.5)

033-61267                       Stag Variable Life

333-110548                     Hartford Quantum Life

Hartford Life Insurance Company Separate Account VL II:

333-88261                       Stag Variable Life Last Survivor II (Series I and II)

033-89990                       Stag Variable Life Last Survivor I

333-131135                     Hartford VUL Last Survivor

Hartford Life and Annuity Insurance Company Separate Account VL II:

333-67373                       Stag Variable Life Last Survivor II (Series I and II)

033-89988                       Stag Variable Life Last Survivor I

333-131133                     Hartford VUL Last Survivor

Supplement Dated July 21, 2009 to the Annual Product Information Notice

Dated May 1, 2009

Supplement Dated to Your Annual Product Information Notice

Hartford LargeCap Growth HLS Fund and Hartford Growth Opportunities HLS Fund:

On or about September 15, 2009, shareholders will vote on the proposed merger of the Hartford LargeCap Growth HLS Fund (“Acquired Fund”) into the Hartford Growth Opportunities HLS Fund (“Acquiring Fund”).  If the proposed merger is approved, all assets of the Acquired Fund will be transferred into the Acquiring Fund, and shareholders of the Acquired Fund will receive shares of the Acquiring Fund.  If approved by the shareholders, the merger is scheduled to take place on or about October 2, 2009 (merger date).

As a result, if any of your Policy Value is currently invested in the Acquired Fund sub-account that Policy Value will automatically be transferred into the Acquiring Fund sub-account on the merger date.  In addition, if we do not receive alternate instructions from you, any premium we receive after the merger date that would have been allocated to the Acquired Fund will be allocated to the Acquiring Fund.

Unless you direct us otherwise, if you are enrolled in any DCA, Asset Rebalancing Program, Asset Allocation or other administrative program that includes transfers of Policy Value or allocation to the Acquired Fund sub-account, your enrollment will automatically be updated to reflect the Acquiring Fund sub-account.

In the event that the proposed merger is approved, all references and information contained in the Annual Product Information Notice for your Policy related to Hartford LargeCap Growth HLS Fund are deleted.

This supplement should be retained with the Annual Product Information Notice for future reference.

HV-7929